Exhibit 10.2 Product Brochure in Japan

For a healthy brilliant, and shinny skin

KIRABI BENE IO

Kirabei Bene IO

One Bottle 720 ml

Suggested Retail Price 11,550 Yen

PRODUCT NAME

KIRABEI BENE IO

TYPE OF PRODUCT

Refreshing drink

INGREDIENTS

-	Malt Kernel syrup concentrate
-	Blueberry Fruit Juice Concentrate
-	Galatose oligosaccheride
-	Allonium Fruit Juice Concentrate
-	Cassis Extract
-	Grape Seed Extract
-	Lutein
-	Hydrouronic acid
-	L-theanine
-	Chrysanthemum Extract
-	Allorear
-	Flavorings

SUGGESTED RETAIL COST

Bottle (720)

Suggested retail 11,550 yen

Members Price: 9,450 Yen

DIRECTIONS FOR USAGE

After shaking each day using the cup provided with bottle, take 1 – 3 cupfuls. (1 cup = approx. 25 ml)

If preferred, can be mixed with water or other drink.

NUTRITIONAL FACTS

1 bottle approx. 720 ml

Calories	358.0 kcal
Protein	6.9 g
Lipids	0.8 g
Carbohydrates	103.6 g
Sodium	30.5 mg

(Analytic Examination provided by Japan Food Analysis Center)

Ingredients and Contents

1 Bottle approx. 720 ml

Blueberry Fruit Juice Concentrate 72,000

Allorear Fruit Juice Concentrate 5,184 mg

Cassis Extract 2,880 mg

Fermented Blueberry Peptide 20,016 mg

Hydrouronic Acid 50 mg

(Analytic Examination Provided by the Japan Food Analysis Center)

Seller: Bene IO

2-9-1 Akabane, Kita-ku

Tokyo, Japan

(* See translator’s note above)

For Manufacturing Information:

Korin Pharmaceuticals

Toll Free 0120-52-310